UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 22, 2004

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-10542
(Commission File Number)

11-2165495
(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina
(Address of principal executive offices)

27410
(Zip Code)

(336) 294-4410
(Registrant's telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANICAL CONDITION

On April 22, 2004, Unifi, Inc. issued a press release announcing the results for its third quarter of fiscal year 2004, ending March 28, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                            UNIFI, INC.

                                                                                                             By: /s/ CHARLES F. MCCOY
                                                                                                                            Charles F. McCoy
                                                                                                                            Vice President, Secretary and
                                                                                                                                 General Counsel

Dated: April 22, 2004

EXHIBIT INDEX

Exhibit No.             Description

99.1                 News Release disseminated on April 22, 2004 by Unifi, Inc. concerning the results for its Third quarter of fiscal year 2004 ending March 28, 2004.